SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

INTELLIGENT SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4355 Shackleford Road
Norcross, Georgia 30093

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     YOU ARE INVITED TO attend the Annual Meeting of Shareholders of Intelligent Systems Corporation on Thursday, May 27, 2004 at 4:00 p.m., local time, at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia 30093. At the Annual Meeting, shareholders will consider and vote on:

1.	The election of one director to the Board of Directors to serve until the 2007 Annual Meeting; and

2.	Other matters that may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on Friday, April 9, 2004 will receive notice of and be entitled to vote at the meeting or any adjournment thereof.

     A Proxy Statement and a proxy solicited by the Board of Directors are enclosed with this mailing. To ensure a quorum for the meeting and that your vote may be recorded, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. Our 2003 Annual Report to Shareholders is enclosed.

By order of the Board of Directors,

BONNIE L. HERRON
Secretary

April 16, 2004

Please complete and return the enclosed proxy promptly so that your vote may be recorded.

VOTING
PROPOSAL 1 — THE ELECTION OF ONE DIRECTOR
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
INDEPENDENT PUBLIC ACCOUNTANTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDERS’ PROPOSALS FOR ANNUAL MEETING IN 2005
OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
ADDITIONAL INFORMATION
Appendix A

4355 Shackleford Road
Norcross, Georgia 30093

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 27, 2004

     We are sending this Proxy Statement to the shareholders of Intelligent Systems Corporation (the “company”) in connection with the solicitation of proxies by the Board of Directors to be voted at the 2004 Annual Meeting of Shareholders of Intelligent Systems Corporation and any adjournment thereof. The Annual Meeting will be held on May 27, 2004 at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia 30093 at 4:00 p.m. local time. We expect to first mail this Proxy Statement and the accompanying proxy to shareholders on or about April 16, 2004.

VOTING

General

     The securities that can be voted at the Annual Meeting consist of common stock of Intelligent Systems Corporation, $.01 par value per share. Each share entitles its owner to one vote on each matter submitted to the shareholders. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on Friday, April 9, 2004. On that date, we had outstanding and entitled to vote 4,478,971 shares of common stock with each share entitled to one vote.

Quorum

     A majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. We will treat shares that are withheld or abstain from voting as present at the Annual Meeting for purposes of determining a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum.

Proxies

     At the Annual Meeting, the persons named as proxies will vote all properly executed proxy cards delivered in connection with this solicitation and not revoked in accordance with the directions given. Shareholders should specify their choices with regard to the proposal to be voted upon on the accompanying proxy card. If no specific instructions are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted “FOR” the election of the director nominee. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     Some of our shareholders hold their shares through a broker, bank, custodian or other nominee, rather than directly in their own name. This is commonly referred to as holding shares in “street name.” If you hold shares in street name, these proxy materials are being forwarded to you by your broker, bank, custodian or other nominee, which is considered, with respect to such shares, to be the shareholder of record. As the beneficial owner of shares held in street name, you have the right to direct the nominee how such shares should be voted. You also have the right to attend the Annual Meeting. However, since you are not the shareholder of record, you must first obtain a signed proxy from the shareholder of record giving you the right to vote the shares at the Annual Meeting. Your broker, bank, custodian or other nominee has enclosed or provided you a voting instruction card for you to use in directing the nominee how to vote your shares or obtain a proxy from the nominee.

     You may revoke your proxy card or voting instructions delivered in connection with this solicitation at any time prior to voting at the Annual Meeting by:

•	giving written notice to the Secretary of the company at 4355 Shackleford Road, Norcross, Georgia 30093, for shareholders of record, or

•	executing and delivering to the Secretary a later dated proxy or, for shares held in street name, by submitting new voting instructions to your nominee, or

•	voting in person at the Annual Meeting.

     You cannot revoke your proxy or voting instructions as to any matter upon which, prior to such revocation, a vote has been cast in accordance with the authority conferred by such proxy or voting instructions.

     We will pay all expenses incurred in connection with the solicitation of proxies. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. We may solicit proxies by mail, telephone and personal contact by directors, officers, and employees of the company without additional compensation.

Security Ownership of Principal Shareholders, Directors and Certain Executive Officers and Related Stockholder Matters

     The following table contains information concerning the only persons who are known to us to be beneficial owners of more than 5 percent of our common stock as of March 31, 2004, and the ownership of our common stock as of that date by each director, each executive officer named in the Summary Compensation Table and by all directors and officers as a group.

		Shares	Percent
Beneficial Owner	Address	Beneficially Owned [a]	of Class [a]
J. Leland Strange	4355 Shackleford Road
Chairman of the Board, President, CEO	Norcross, GA 30093	742,794 [b]	16.5%

Wallace R. Weitz & Company[c]	1125 South 103rd St., Suite 600	648,066	14.5%
	Omaha, NE 68124
James V. Napier, Director		22,100	*

John B. Peatman, Director		12,280	*

Parker H. Petit, Director		22,327	*

Francis A. Marks, Vice President		111,900	2.5%

Bonnie L. Herron
Vice President, Chief Financial Officer and Corporate Secretary		75,492	1.7%

All Directors and Executive Officers as a Group (7 persons)		1,084,820 [d]	23.8%

a.	Except as otherwise noted, beneficial ownership is determined on the basis of 4,478,971 shares of common stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended. Pursuant to the rules on the Securities and Exchange Commission (the “SEC”), a person is deemed to beneficially own shares of the company’s common stock if that person has or shares “voting power,” which includes the power to vote or to direct the voting of a security, or “investment power,” which includes the power to dispose of or to direct the disposition of a security. An asterisk indicates beneficial ownership of less than 1 percent.

b.	Includes 96,953 shares owned by Jane H. Strange, Mr. Strange’s wife. Mr. Strange disclaims any beneficial interest in the shares.

c.	In a Schedule 13G filed January 23, 2004, Wallace R. Weitz and Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 648,066 shares of common stock, of which the firm has the sole power to vote and to dispose.

d.	Includes 85,348 shares reserved for issuance to officers and directors pursuant to stock options that were exercisable at March 31, 2004 or within sixty days of such date which are deemed beneficially owned by such person pursuant to Rule 13d-3(d)(1) of the Exchange Act. The amounts reported above for Messrs. Napier, Peatman and Petit include 11,000 shares each for shares underlying stock options exercisable at March 31, 2004 or within sixty days of such date. The amounts reported above for Mr. Strange and Ms. Herron include 15,000 and 11,667 shares, respectively, for shares underlying stock options exercisable at March 31, 2004 or within sixty days of such date.

Securities Authorized for Issuance Under Equity Compensation Plan

(c) Number of
securities
remaining available
	(a) Number of		for future issuance
	securities to be	(b)	under equity
	issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in column
Plan category	and rights	and rights	(a))
Equity compensation plans approved by security holders	152,680	$2.29	350,000
Equity compensation plans not approved by security holders	68,000	$3.33	132,000

Total	220,680	$2.49	482,000

     Effective August 22, 2000, the company adopted the Non-Employee Director Stock Option Plan (the “Director Plan”). Up to 200,000 shares of common stock may be issued under the Director Plan to non-employee directors with each director receiving an initial grant of 5,000 options followed by annual grants of 4,000 options on the date of each subsequent Annual Meeting. Non-qualified stock options are granted at fair market value on the date of grant and vest 50% on each of the first and second anniversaries of the date of grant.

PROPOSAL 1 — THE ELECTION OF ONE DIRECTOR

Nominee

     At the Annual Meeting of Shareholders, shareholders will elect one director to the Board of Directors to serve a three-year term until the 2007 Annual Meeting of Shareholders. The other directors’ terms expire at the Annual Meeting of Shareholders listed below for each category of directors or until their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A “plurality” means that the individual who receives the largest number of votes cast is elected as director up to the maximum number of directors to be chosen at the meeting. Therefore, shares that are withheld or abstain from voting and broker non-votes will have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card “FOR” the nominee.

     If the nominee withdraws for any reason or is not able to serve as a director, the proxy will be voted for another person designated by the Board of Directors as substitute nominee, but in no event will the proxy be voted for more than one nominee. The Board of Directors has no reason to believe that the nominee will not serve if elected.

     The Board of Directors has nominated the person named in the following table to serve as a director of the company. The nominee is currently a director of the company. The nominee and other directors gave us the following information concerning their current age, other directorships, positions with the company, principal employment and shares of our common stock beneficially owned as of March 31, 2004.

     The Board of Directors recommends that shareholders vote “FOR” the proposal to elect the nominee listed below as a director of the company.

			Shares of Common Stock
			Beneficially Owned
Name	Age	Position / Principal Occupation	(Percent of Class)
Nominee for election to serve until the 2007 Annual Meeting
John B. Peatman1. 2.	69	Director, Professor of Electrical Engineering at Georgia Institute of Technology	12,280	*
Incumbent director elected to serve until the 2005 Annual Meeting
Parker H. Petit1. 2.	64	Director, Chairman, President and Chief Executive Officer of Matria Healthcare, Inc.	22,327	*
Incumbent directors elected to serve until the 2006 Annual Meeting
James Napier1. 2.	67	Director, former Chairman of the Board of Scientific Atlanta, Inc.	22,100	*
J. Leland Strange	62	Director, Chairman of the Board, President, and Chief Executive Officer	742,794	16.5%

*	Less than one percent; share amount includes 11,000 shares pursuant to stock options exercisable at March 31, 2004 or within sixty days of such date.

1.	Audit Committee

2.	Compensation Committee

     Mr. Napier has served as a director since 1982. Mr. Napier served as Chairman of the Board of Scientific-Atlanta, Inc., a firm involved in cable television electronics and satellite-based communication networks, from 1993 until November 2000. He serves as a director of Scientific-Atlanta, McKesson Corporation, Vulcan Materials Company, Engelhard Corporation, Personnel Group of America, Inc. and Wabtec Corporation.

     Dr. Peatman has served as a director since 1979 and has been a Professor of Electrical Engineering at the Georgia Institute of Technology since 1964.

     Mr. Petit has served as a director since 1996. Mr. Petit has served as Chairman of the Board and a director of Matria Healthcare, Inc., a comprehensive disease management services company listed on the NASDAQ National Market, since March 1996 and he has served as President and CEO of Matria since October 2000. Mr. Petit was founder and Chairman of the Board of Directors of Healthdyne, Inc., Matria’s predecessor, from 1970 to 1996. He also serves as a director of Logility, Inc.

     Mr. Strange has served as our President since 1983 and our Chief Executive Officer and Chairman of the Board of Directors since 1985. He serves as a director of Allied Holdings, Inc.

     There are no family relationships among any of the company’s directors and executive officers.

Meetings and Committees of the Board of Directors

     The Board of Directors met four times during the year ended December 31, 2003 and acted once by unanimous consent. The Board of Directors has established an audit committee, a compensation committee, and a plan committee, but has no nominating committee. The Audit Committee of the Board of Directors, which met four times during the last fiscal year, currently consists of Messrs. Napier, Peatman and Petit. In 2003, the Audit Committee recommended the appointment of the company’s independent auditors, met with the independent auditors to review their report on the financial operations of the company and carried out a number of other responsibilities, as outlined in the Amended Audit Committee Charter, attached hereto as Appendix A. Each of the members of the Audit Committee is independent, as such term is defined in the listing standards of the American Stock Exchange (the “AMEX”) and the rules of the SEC, and the Audit Committee meets the composition requirements of AMEX’s listing standards. The Board of Directors has determined that Mr. Petit and Mr. Napier are audit committee financial experts as defined by the rules of the SEC, and are financially sophisticated as defined in the listing standards of AMEX. With respect to Mr. Petit, the Board of Directors based this determination, in part, on Mr. Petit’s experience in actively supervising senior financial and accounting personnel and in overseeing the preparation of financial statements as the Chief Executive Officer and Chairman of a publicly-traded company. With respect to Mr. Napier, the Board of Directors based this decision, in part, on Mr. Napier’s experience in actively supervising senior financial and accounting personnel and overseeing the preparation of financial statements as a former Chief Financial Officer and Chief Executive Officer and Chairman of several publicly traded companies, as well as his experience as committee member and chair of the audit committee of several publicly traded companies. The publicly traded companies with which Mr. Petit and Mr. Napier have been associated are larger and more complex than is Intelligent Systems.

     The Board has a Compensation Committee consisting of Messrs. Napier and Peatman, which met once during the last year. The Compensation Committee reviews and makes recommendations concerning the appropriate compensation level for the officers of the company and any changes in the company’s various benefit plans.

     The Plan Committee, which met once in 2003, is responsible for administering the 1991 Stock Option Plan (the “1991 Plan”) and the 2003 Stock Incentive Plan (the “2003 Incentive Plan”). The Plan Committee has the same members as the Compensation Committee. All directors attended all of the meetings of the Committees of the Board on which they serve and all of the meetings of the Board of Directors.

     The company does not currently have a standing nominating committee. Please see “Nominations Process” below for information regarding the company’s policies and procedures for director nominations.

Executive Officers

     The following information is provided about our non-director executive officers as of March 15, 2004.

Name	Age	Position / Principal Occupation
J. William Goodhew, III	66	Vice President
Bonnie L. Herron	56	Vice President, Chief Financial Officer and Secretary
Francis A. Marks	70	Vice President

     Mr. Goodhew joined the company in 1997 as Vice President. He was President of Peachtree Software, Inc. from 1985 through 1996. He is former Chairman of the Board of Navision Software A/S and serves as a director of Ross Systems, Inc.

     Mr. Marks joined the company in May 1982 as Vice President of Product Line Programs after 26 years with IBM Corporation in a variety of managerial and executive positions. He was appointed Vice President in 1983 and also serves as President of ChemFree Corporation, one of our wholly owned subsidiaries.

     Ms. Herron joined the company in 1982 as Director of Planning at one of our subsidiaries and subsequently at the corporate level. She was elected Corporate Secretary in 1987, Vice President in 1990, and Chief Financial Officer in 1999. She also serves as Executive Director of the Intelligent Systems Incubator.

     The Board of Directors elects the executive officers to serve until they are removed, replaced or resign.

Executive Compensation

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation 1.
		$	$	$
J. Leland Strange	2003	250,000	—	3,385
President & Chief Executive Officer	2002	250,000	—	3,750
	2001	250,000	150,000	3,750
Francis A. Marks	2003	130,000	10,000	—
Vice President	2002	130,000	—	—
	2001	130,000	—	975
Bonnie L. Herron	2003	135,000	—	1,947
Vice President, Chief Financial Officer & Secretary	2002	133,077	—	1,996
	2001	125,000	25,000	1,875

1.	Includes matching contributions by the company to the respective accounts of the executive officers pursuant to the terms of our Tax-Deferred Savings and Protection Plan (the “401(k) Plan”). Such amounts are fully vested.

Option /SAR Grants in Last Fiscal Year

					Potential Realizable Value At Assumed
					Annual Rates Of Stock Price Appreciation
Individual Grants					for Option Term
	Number of
	Securities	Percent of Total
	Underlying	Options/SARs
	Option/SARs	Granted To	Exercise of Base
	Granted	Employees In	Price		5%	10%
Name	#	Fiscal Year	$/Sh	Expiration Date	$	$
J. Leland Strange	45,000	45%	$1.51	3/3/13	42,733	108,295
Francis A. Marks	—	—	—	—	—	—
Bonnie L. Herron	35,000	35%	$1.51	3/3/13	33,237	84,229

Option Exercises and Year-End Values Table

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Value of Unexercised
			Number of Unexercised	In-the-Money Options at
	Shares Acquired		Options at FY-End	FY-End 1.
	on Exercise	Value Realized	Exercisable/Unexercisable	Exercisable/Unexercisable
Name	#	$	#	$
J. Leland Strange	- 0 -	- 0 -	0/45,000	0/8,550
Francis A. Marks	- 0 -	- 0 -	0/0	0/0
Bonnie L. Herron	- 0 -	- 0 -	0/35,000	0/6,650

1.	Based on the difference between the exercise price and the closing sales price per share for the Common Stock on December 31, 2003 of $1.70, as reported by the American Stock Exchange.

Compensation of Directors

     Non-employee directors earn $8,000 per year plus a fee of $2,000 per meeting day. Total compensation is capped at $16,000 annually. Effective January 1, 1992, the company adopted the Outside Directors’ Retirement Plan which provides for each non-employee director, upon resignation from the Board after reaching the age of 65, to receive a lump sum cash payment equal to $5,000 for each full year of service as a director of the company (and its predecessors and successors) up to $50,000. Effective August 22, 2000, the company adopted the Non-Employee Director Stock Option Plan which provides for an initial grant to each director of 5,000 options to purchase common stock of the company and annual grants of 4,000 options on the date of each subsequent Annual Meeting. Options are granted at fair market value on the date of grant.

Change-in-Control Arrangements

     Effective January 1, 1992, we adopted the Change in Control Plan for Officers so that if control of the company changes in the future, management would be free to act on behalf of the company and its shareholders without undue concern for the possible loss of future compensation. A “change in control” means either: (i) the accumulation by an unrelated person of beneficial ownership of more than 25 percent of the company’s common stock, (ii) the sale of all or substantially all of the company’s assets to an unrelated person, in a merger or otherwise, or (iii) a change of control within the meaning of any rules promulgated by the Securities and Exchange Commission.

     Under the Change in Control Plan, if the employment of an officer of the company terminates for any reason within 12 months of a change in control, the officer would receive a lump sum cash payment in an amount equal to twice the total of (i) such officer’s base annual salary at the time of termination, (ii) the cash value of annual benefits, and (iii) such officer’s bonus for the most recent year, if any. Additionally, upon a change in control, all options shall vest and the exercise period for all options becomes the longer of (i) one year after the date of termination or (ii) the exercise period specified in the officer’s option agreement. The right to such benefits would lapse one year after the occurrence of the last change in control event to occur if there were no actual termination during that period. Currently, J. Leland Strange, Francis A. Marks and Bonnie L. Herron are the only officers designated by the Board to participate in the Change in Control Plan.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors reviews and approves compensation paid by the company to its executive officers. The Compensation Committee reviews compensation of the executive officers annually with input from the Chief Executive Officer (other than for the Chief Executive Officer). The Plan Committee is responsible for administering the 1991 Plan and the 2003 Incentive Plan, including selecting individuals who will receive stock option grants and determining the timing, pricing and amounts of the options granted. Both committees are comprised of three non-employee directors of the company.

     Given our current level of executive compensation, it was not necessary for the Compensation Committee to consider the cap on deductibility of compensation over $1 million for named executive officers.

     The basic goal of our compensation program for executive officers is to:

•	fairly compensate executive officers in line with their responsibilities and contributions to the company;

•	reward management for achievement of financial or other measurable goals of the company and specified subsidiaries, where the contribution of the executive can be tied to operations under his/her control; and

•	align management’s compensation with shareholder interests as measured by stock price appreciation.

     The compensation of executive officers consists of a base salary, a cash incentive and long-term compensation consisting of stock options. Because the company does not have readily identifiable comparative companies, the Compensation Committee determines the base salary for non-CEO executive officers with input from the Chief Executive Officer. The Committee intends the base salary to be in the median range for persons with similar experience and scope of responsibility. The Committee considers a number of subjective factors including the nature, scope and variety of responsibilities of each executive as well as the company’s financial results and condition. The Committee considers an individual executive’s performance in a variety of functions which may include line responsibility for established as well as start-up companies, corporate development activities (including acquisitions and investments), completion of significant transactions, contribution to and management of the company’s minority-owned businesses and other corporate functions.

     Cash incentives are earned by the named executives based on achievement of goals of the company as a whole or those subsidiaries or projects for which the named executive has management responsibility.

     Our long-term incentive compensation plan has historically been based on the 1991 Plan and, beginning in 2003, on the 2003 Incentive Plan, which are designed to reward executives for increases in the market price of our stock, thus linking the interest of executives and shareholders. The Plan Committee, in its sole discretion, grants options to those individuals whose contribution is most likely to have an impact on our overall performance and price of the company’s common stock. The Committee intends for the number of options granted to an individual executive to provide an adequate financial incentive over a three to five year time frame and to provide the executives with an equity interest in the company. The number of options granted to an executive officer depends upon a subjective evaluation of the individual’s contribution to the company. The Plan Committee granted an aggregate of 100,000 options to purchase shares of the company’s common stock in 2003. There were no options grants in 2001 or 2002. The named executive officers currently have an aggregate of 80,000 unexercised stock options under the 2003 Plan.

     It is our policy to provide executives with the same benefits provided to all other employees with respect to medical, dental, life insurance and 401(k) plans.

Chief Executive Officer Compensation

     The Compensation Committee reviews the compensation of the Chief Executive Officer annually. Mr. Strange, the largest shareholder of the company, does not have an employment agreement with the company. Since there have not been directly comparable peer group companies, the Committee considers a number of subjective factors in setting Mr. Strange’s compensation. The Compensation Committee considered the nature, scope and variety of his responsibilities; his contribution to increasing the value of the company’s majority and minority-owned companies; his performance as chief executive of the company’s CoreCard Software subsidiary, and the company’s financial results and condition. The Compensation Committee believes Mr. Strange’s compensation is appropriate in consideration of the scope of his position, the performance of the company and the value of his contribution to the company’s operations and affiliate companies. Mr. Strange was awarded stock options in 2003 under the same conditions as described above for all executive officers. In determining the number of options granted, the Plan Committee considered his base salary, the number of shares owned by Mr. Strange, and the number of options granted to other executives.

COMPENSATION COMMITTEE	PLAN COMMITTEE
James V. Napier	James V. Napier
John B. Peatman	John B. Peatman

Compensation Committee Interlocks and Insider Participation

     Messrs. Napier and Peatman served as members of the Compensation Committee and the Plan Committee in 2003. Neither of these individuals is a present or former officer or employee of the company.

Audit Committee Report

     In March 2004, the Board of Directors amended the company’s Audit Committee Charter. A copy of the amended Audit Committee Charter is attached hereto as Appendix A. The Audit Committee Charter includes organization and membership requirements, a statement of policy and the Committee’s authority and responsibilities. All members of the Audit Committee currently meet the independence and qualification standards set forth in the AMEX listing standards.

     Management is responsible for our company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. As outlined in more detail in the Audit Committee Charter, the Audit Committee’s responsibility is generally to approve all services provided by and compensation paid to the independent auditors; review the adequacy of the company’s internal and disclosure controls and risk management practices; review and monitor the annual audit of the financial statements including the financial statements produced and notes thereto; review SEC filings containing the company’s financial statements; regularly meet with the independent auditors and management in separate sessions; and authorize investigations into any matter within the scope of their responsibilities. During fiscal year 2003, among its other activities, the Audit Committee:

•	engaged the independent auditors and established their compensation;

•	reviewed and discussed with management and the independent auditors the audited financial statements of the company as of December 31, 2003 and for the year then ended;

•	discussed with the independent auditors the matters required to be discussed by auditing standards generally accepted in the United States (SAS No. 61); and

•	received from the independent auditors the written disclosures and written affirmation of their independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the firm’s independence.

     Based upon the reviews and discussions summarized above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
James V. Napier (Chair)
John B. Peatman
Parker H. Petit

Nominations Process

     The Board of Directors has not appointed a standing nominating committee or adopted a formal nominating committee charter because the Board of Directors has determined that due to the size, make-up, independence, long tenure and low turnover of the current Board of Directors, there would be limited benefit to the company or its shareholders to do so. Currently, James V. Napier, Parker H. Petit and John B. Peatman, all of whom meet the applicable AMEX independence requirements, participate in the consideration of director nominees. They met once during 2003. Messrs. Napier, Petit and Peatman also nominate the officers of the company for election by the Board of Directors.

     The Board of Directors has never received a recommendation from a shareholder as to a candidate for nomination to the Board of Directors and therefore has not previously formed a policy with respect to consideration of such a candidate. However, it is the Board’s intent to consider any security holder nominees that may be put forth in the future. The Board has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Board to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the company at a given time. Given the current composition, stability and size of the Board of Directors and the company, the fact that the director nominee is standing for re-election and the fact that the Board has received no nominee candidates from security holders, the Board has not considered other candidates for election at the upcoming Annual Meeting of Shareholders. There is one vacancy on the Board of Directors at the present time due to the retirement of a director as of December 31, 2003, whose term on the Board extends until the Annual Meeting of Shareholders in 2005. The Board has not presently named a replacement to fill the unexpired term but may do so in the future. Security holders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2005 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Board of Directors in care of the Secretary of the company and be received no later than 120 days before the date of the Annual Meeting of Shareholders. The board will evaluate any such nominees in a manner similar to that for all director nominees.

Communication Between Security Holders and the Board of Directors

     Security holders wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the security holder or, if no individual director is identified, to all members of the Board of Directors. The company has not in the past required members of the Board of Directors to attend each Annual Meeting of Shareholders because the formal meetings have been attended by very few shareholders, have generally been very brief and procedural in nature. One of the company’s directors attended the 2003 Annual Meeting of Shareholders. The board will continue to monitor shareholder interest and attendance at future meetings and reevaluate this policy as appropriate.

PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return on our common stock since December 31, 1998, based on the market price of our common stock together with dividends paid to holders of our common stock, with the cumulative total return of the companies on the AMEX Market Value Index and the S&P Technology Sector Index.

Comparison of Five Year Cumulative Total Return*
Among Intelligent Systems, the S&P Technology Sector Index and the AMEX Market Value Index

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
Intelligent Systems Corporation	100.00	237.04	213.00	192.49	104.13	107.29
AMEX Market Value (U.S. & Foreign)	100.00	169.96	141.55	122.47	103.02	144.90
S & P Information Technology	100.00	178.74	105.63	78.31	49.01	72.16

*	$100 invested on 12/31/98 in stock or index — including reinvestment of dividends. Fiscal year ending December 31.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require our executive officers and directors and persons who own more than ten percent of our common stock, as well as certain affiliates of these persons, to file initial reports of ownership of our common stock and changes in such ownership with the Securities and Exchange Commission. The Securities and Exchange Commission also requires executive officers, directors and persons owning more than ten percent of our common stock to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2003, the following executive officers, directors, and owners of more than ten percent of our common stock each made one late filing: J. William Goodhew; Bonnie L. Herron; Francis A. Marks; J. Leland Strange; Donald A. McMahon; James V. Napier; John B. Peatman; and Parker H. Petit. Each person made one late filing with respect to one transaction each involving the grant of options due to an oversight with the respect to the grant of options during 2003 and the change in filing requirements related to options, compared to prior years.

CODE OF ETHICS

     The company adopted a Code of Ethics that applies to all directors, officers, and employees. The Code of Ethics is posted on our website at www.intelsys.com. The company will disclose on its website, within the time required by the rules of the SEC, any waivers of, or amendments to, the Code of Ethics for the benefit of an executive officer.

INDEPENDENT PUBLIC ACCOUNTANTS

     On May 10, 2002, the company dismissed Arthur Andersen LLP as its independent public accountants. The audit reports issued by Arthur Andersen on the consolidated financial statements of Intelligent Systems Corporation as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and through the date of their dismissal, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such periods, nor have there been any reportable events as listed in Item 304 (a)(1)(v) of Regulation S-K. We provided Arthur Andersen with a copy of the foregoing disclosures, and a letter from Andersen confirming its agreement with these disclosures was filed on May 13, 2002 on Form 8-K.

     Effective July 3, 2002, the Board of Directors of the company, upon the recommendation of the Audit Committee, appointed BDO Seidman, LLP as its new independent accountants. During 2000, 2001 and through the date of its engagement of BDO Seidman in 2002, the company did not consult with BDO Seidman with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     BDO Seidman, Atlanta, Georgia, acted as our principal independent public accountants for the fiscal years ended December 31, 2002 and 2003. We expect that representatives of BDO Seidman will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Audit Committee has not yet selected auditors for the current fiscal year ending December 31, 2004 because historically this decision is made in the second quarter of the year. The following is a summary of fees and expenses billed to the company by BDO Seidman for services rendered for the fiscal years ended December 31, 2002 and 2003:

Audit Fees - For fiscal years ended December 31, 2003 and 2002, audit fees of $87,759 and $81,550, respectively, were billed to us by BDO Seidman for (1) audits of the annual consolidated financial statements included in the company’s Annual Reports on Form 10-K and (2) reviews of the consolidated financial statements included in the company’s Quarterly Reports on Form 10-Q. Such services were pre-approved by the Audit Committee.

Audit-Related Fees - These fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the company’s Financial Statements and are not reported under “Audit Fees”. These services included a consultation on an accounting matter in 2002 for which we were billed $3,800 by BDO Seidman. There were no such fees billed in 2003.

Fees for Tax Services - We did not pay any fees for tax services to BDO Seidman during the two years ended December 31, 2003.

All Other Fees - We were not billed any fees for any other services by BDO Seidman during the two years ended December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2003, J. Leland Strange, a director, and President and Chief Executive Officer of the company, participated as a common shareholder in the pro rata distribution of the escrow fund related to the sale in April 2001 of PaySys International, Inc. as described more fully in Note 3 to the Consolidated Financial Statements. Mr. Strange, who had owned his shares in PaySys since 1983 prior to the company’s investment in PaySys in 1994, received $149,106, which represented his pro rata share of the escrow funds released.

SHAREHOLDERS’ PROPOSALS FOR ANNUAL MEETING IN 2005

     Shareholders who wish to submit a proposal for inclusion in our proxy statement for the 2005 Annual Meeting of Shareholders must submit such proposals so that they are received by the company no later than December 17, 2004. Such proposals must comply with Exchange Act Rule 14a-8 and all other applicable proxy rules and requirements contained in our bylaws relating to shareholder proposals to be included in our proxy materials. Shareholders intending to present proposals at the Annual Meeting of Shareholders in 2005 but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 should submit these proposals to the Secretary of the company by certified mail, return receipt requested, at our offices in Norcross, Georgia on or before December 17, 2004. Our bylaws contain an advance notice provision that states that, among other things, in order for business to be brought properly before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary of the company. To be timely under the Bylaws, a shareholder’s notice must be received at our principal offices by December 17, 2004.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.

ADDITIONAL INFORMATION

     Any record or beneficial owner of our common stock as of April 9, 2004 may request a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2003, including financial statements and schedules. Any request for the Form 10-K should be in writing addressed to: Bonnie L. Herron, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. If the person requesting the Form 10-K is not a shareholder of record on April 9, 2004, the person must state that he or she is a beneficial owner of our common stock on that date. Shareholders may also view and download a copy of our Annual Report on Form 10-K from our web site at www.intelsys.com. We will provide copies of any exhibits to the Form 10-K upon request and upon the payment of our reasonable expenses in furnishing such exhibits.

By order of the Board of Directors,

BONNIE L. HERRON
Secretary

Norcross, Georgia
April 16, 2004

Appendix A

INTELLIGENT SYSTEMS CORPORATION
Audit Committee Charter

Purpose:

The Audit Committee is a committee of the Board of Directors of Intelligent Systems Corporation (the “Company”). Its primary function is to assist the Board in fulfilling its oversight responsibilities by, among other things, reviewing (a) the financial information which will be provided to the Shareholders, the Securities and Exchange Commission, and others, (b) the Company’s systems of internal controls which management and the Board have established, and (c) the audit process.

Responsibilities:

In meeting its responsibilities, the Audit Committee is expected to:

1.	Provide an open avenue of communication between the Audit Committee, the independent accountant, management and the Board of Directors.

2.	Annually review and update the Audit Committee’s charter as may be required.

3.	Appoint the independent accountant and review and approve the discharge of the independent accountant. The independent accountant shall report directly to the Audit Committee.

4.	Determine and approve funding for and oversee the independent accountant, including the resolution of disagreements between the Company’s management and the independent accountant regarding financial reporting.

5.	Approve in advance all audit services and permitted non-audit services provided to the Company by the independent accountant.

6.	Confirm and assure the independence of the independent accountant. Specifically, and without limitation, the Audit Committee shall (a) receive from the independent accountant a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard No. 1; (b) actively engage in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant, and (c) take appropriate action to oversee the independence of the independent accountant.

7.	Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

8.	Consider, in consultation with the independent accountant and the Company’s financial management, the external audit scope and plan.

9.	Employ audit firms, independent counsel and other advisors (paid for by the Company as determined by the Audit Committee) other than the principal independent accountant as it determines necessary to carry out its duties.

10.	Consider and review with the independent accountant:

a.	The adequacy of the Company’s internal controls.

b.	The adequacy of the Company’s disclosure policies and procedures.

c.	The adequacy of the Company’s risk management and the cost of insurance related thereto.

d.	Any significant findings and recommendations of the independent accountant, together with management’s responses thereto.

11.	Meet with management and the independent accountant at the completion of the annual examination to review:

A-1

a.	The Company’s annual financial statements and footnotes to be included in the Company’s Annual Report on Form 10-K or Form 10-KSB, including their accuracy, completeness and overall quality.

b.	The independent accountant’s audit of the financial statements and their report thereon.

c.	Any significant changes required in the independent accountant’s audit plan.

d.	Any serious difficulties or disputes between the independent accountant and management encountered during the course of the audit.

e.	Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under generally accepted auditing standards.

12.	Review filings with the SEC and other published documents containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

13.	On a quarterly basis, as necessary, review and discuss with the independent accountant any significant changes, transactions, events or changes in accounting estimates, if any.

14.	Review with the independent accountant the results of its review of compliance by Company management with the Company’s Code of Ethics

15.	Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

16.	Meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

17.	Report Committee actions to the full Board of Directors with such recommendations as the Audit Committee may deem appropriate.

18.	The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or other advisors to assist it in the conduct of any investigation, or for any other reason it deems necessary to carry out its duties

19.	The Audit Committee shall meet at least once each quarter or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

20.	The Audit Committee will perform such other functions as assigned by law, the Company’s Articles of Incorporation or Bylaws or the Board of Directors.

21.	The Audit Committee shall establish procedures for:

a.	The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

b.	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Membership:

The membership of the Audit Committee shall consist of at least two Board members, each of whom shall be independent (as defined under applicable law, SEC regulations and stock exchange rules) and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. Furthermore, at least one member of the Audit Committee shall have accounting or related financial management experience which results in the member’s financial sophistication (as defined under applicable stock exchange rules). Members of the Audit Committee serve at the pleasure of the Board, and Audit Committee members and the Audit Committee chairperson shall be designated by the full Board of Directors.

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Notice of Annual Meeting
and
Proxy Statement

Annual Meeting of Shareholders
4355 Shackleford Road
Norcross, Georgia 30093

Thursday, May 27, 2004
4:00 P.M.

Annual Meeting of Stockholders
INTELLIGENT SYSTEMS CORPORATION

May 27, 2004

Δ Please Date, Sign and Mail Your Proxy Card in the Envelope Provided as Soon as PossibleΔ

The Board of Directors recommends a vote “FOR” the election of one director.

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as show here    ☒

			For the Nominee	Withhold Authority For The Nominee
1.	Election of one Director:	Nominee — John B. Peatman	☐	☐

This proxy will be voted as directed. If no instructions are specified, the proxy will be voted “FOR” Proposal 1.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

SIGNATURE OF STOCKHOLDER                                                         DATE
SIGNATURE OF STOCKHOLDER                                                         DATE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

INTELLIGENT SYSTEMS CORPORATION

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

          The undersigned, a shareholder of common stock, $.01 par value (the “Common Stock”) of Intelligent Systems Corporation, a Georgia corporation (the “Company”) hereby appoints J. Leland Strange and Bonnie L. Herron, and each of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of the Company to be held on May 27, 2004 at 4:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as of the record date, April 9, 2004 as directed on the reverse, and in their discretion, upon such other matters as may come before the meeting.

(To be Signed on Reverse Side)	SEE REVERSE SIDE